UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2009
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 918/573-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On September 10, 2009, The Williams Companies, Inc. (the “Company”) issued a press release updating its 2009 guidance and providing guidance for the years 2010 and 2011, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
On August 26, 2009, The Williams Companies, Inc. issued a press release announcing that Steve Malcolm, Chairman, President and Chief Executive Officer, will be presenting at the Barclay’s Capital CEO Energy/Power Conference on Sept. 10, 2009.
A copy of the Company’s presentation from the conference will be available for 30 days at the Company’s website, http:// www.williams.com/investors and is attached hereto as Exhibit 99.2 and incorporated herein by reference.
The information in this report (including Exhibit 99.1 and 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits
List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.
(a)	None

(b)	None

(c)	None

(d)	Exhibits

Exhibit 99.1	Press Release dated September 10, 2009, relating to updated 2009 guidance and providing guidance for 2010 and 2011.

Exhibit 99.2	The Williams Companies, Inc. Investor Presentation-Barclay’s Capital CEO Energy/Power Conference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2009	THE WILLIAMS COMPANIES, INC.
	By:	/s/ La Fleur C. Browne
La Fleur C. Browne
Corporate Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

Exhibit 99.1	Press Release dated September 10, 2009, relating to updated 2009 guidance and providing guidance for 2010 and 2011.

Exhibit 99.2	The Williams Companies, Inc. Investor Presentation-Barclay’s Capital CEO Energy/Power Conference.

4